EXHIBIT 10.6









                                   SCHEDULE

                            TO THE MASTER AGREEMENT


                            DATED AS OF 19 June 2003


                                    between


                               BARCLAYS BANK PLC

                                  ("PARTY A")
                                      and


                     GRACECHURCH CARD FUNDING (NO. 4) PLC

                                  ("PARTY B")

1     TERMINATION PROVISIONS

1.1 "SPECIFIED ENTITY" for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv) will not apply to Party A or Party B.

1.2 "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose and Section 5(a)(v) shall accordingly not apply.

1.3 The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

1.4 The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

1.5 The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

1.6   PAYMENTS ON EARLY TERMINATION. For the purpose of Section  6(e)  of  this
      Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

1.7 "TERMINATION CURRENCY" means the lawful currency for the time being of the United Kingdom.

1.8 "BANKRUPTCY" sub-clause (2) of Section 5 (a)(vii) shall not apply to Party B.

1.9   ADDITIONAL TERMINATION EVENTS

      (A) ADDITIONAL TERMINATION EVENTS. The following shall constitute Additional Termination Events:

              (I) ENFORCEMENT NOTICE. An [Enforcement Notice] is served upon Party B by the [Security Trustee] and, with respect to such Additional Termination Event, Party B shall be the sole Affected Party.

              (II) EARLY REDEMPTION EVENT. The [Notes] have been redeemed or repaid in accordance with the [Conditions], and with respect to such Additional Termination Event, there shall be two Affected Parties.

              (III) RATING  EVENT.  A Rating  Event as defined in Part 5.2 shall have occurred. Party A shall be the sole Affected Party in respect thereof.

2     TAX REPRESENTATIONS

      (a)   PAYER  REPRESENTATIONS.  For  the purpose of Section 3(e)  of  this
            Agreement,  Party  A  and  Party  B   will   make   the   following
            representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under
            Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in
            Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
            (ii) and the other  party does not deliver a form or document under
            Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      (b) PAYEE TAX REPRESENTATIONS For the purposes of Section 3(f) of this Agreement, Party A will make the representation in (i) and Party B will make the representation in (ii):

      (i) Party A is entering into the Transactions through a branch in the United Kingdom within the charge to United Kingdom corporation tax and holds the Transactions solely for the purpose of a trade carried on by Party A through that branch otherwise than as agent or nominee for another person.

      (ii) Party B is incorporated and organised in the UK and is not operating out of a U.S. branch for the purposes of this Agreement.


3     AGREEMENT TO DELIVER DOCUMENTS

(a)   Tax forms, documents or certificates to be delivered are:

PARTY     FORM/DOCUMENT/CERTIFICATE                                                                                    DATE BY
REQUIRED                                                                                                               WHICH TO BE
TO                                                                                                                     DELIVERED
DELIVER
DOCUMENT
Party A   Any document required or reasonably requested to allow Party A or Party B to make payments under this        Promptly
and Party Agreement without any deduction or withholding for or on account of any tax or with such deduction or        upon the
B         withholding at a reduced rate                                                                                reasonable
                                                                                                                       demand by
                                                                                                                       the other
                                                                                                                       party


(b)   Other documents to be delivered are:

PARTY      FORM/DOCUMENT/CERTIFICATE                                                                   DATE BY WHICH    COVERED
REQUIRED                                                                                                TO BE            BY
TO                                                                                                      DELIVERED        SECTION
DELIVER                                                                                                                  3(D)
DOCUMENTS
Party A    Evidence satisfactory to the other party as to the authority of its signatories to this      Upon execution   Yes
and Party  Agreement and to each Confirmation including specimen signatures of such signatories         of this
B                                                                                                       Agreement and
                                                                                                        the relevant
                                                                                                        Confirmation,
                                                                                                        as applicable

                                       2




Party A   Evidence satisfactory to the other party as to its capacity and ability to enter into this    Upon execution    Yes
and Party Agreement and any Transaction hereunder                                                       of this
B                                                                                                       Agreement
Party B  A legal opinion in a form satisfactory to Party A                                              Upon execution    No
                                                                                                        of this
                                                                                                        Agreement

4     MISCELLANEOUS

4.1   ADDRESSES  FOR  NOTICES.  For  the  purpose  of  Section  12(a)  of  this
      Agreement:

      Addresses for notices or communications to Party A:

      For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

ADDRESS:     5 The North Colonnade, Canary Wharf, London E14 4BB
ATTENTION:   Derivatives Director, Legal Division (marked urgent)
FACSIMILE NO:(+44) 207 773 4932  TELEPHONE NO:(+44) 207 773 2224


      Addresses for notices or communications to Party B:

      [             ]

ADDRESS:
ATTENTION:
FACSIMILE NO:


4.2   PROCESS AGENT. For the purpose of Section 14(c) of this Agreement:

Party A appoints as its Process Agent:None
Party B appoints as its Process Agent:[      ]


4.3   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

4.4   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party, and will act through its London branch.

      Party B is not a Multibranch Party.

4.5 CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

4.6   CREDIT SUPPORT DOCUMENT. Not applicable .

4.7   CREDIT SUPPORT PROVIDER. Not applicable.

4.8 GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

4.9 NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will not apply to Transactions entered into under this Agreement.

4.10 "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.


5     OTHER PROVISIONS

5.1 OBLIGATIONS. In Section 2(a)(iii) the words "or Potential Event of Default" shall be deleted.

5.2   RATING EVENT

     (i) (x)If, at any time, (i) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A1 (or its equivalent) by Moody's or (ii) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as Prime-1 (or its equivalent) by Moody's (and, at such time, the long-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as A1 (or its equivalent) by Moody's or the short-term, unsecured and unsubordinated debt obligations of such co-obligor are not rated as high as Prime-1 (or its equivalent) by Moody's (such ratings together the "MOODY'S REQUIRED RATINGS I")), then Party A will, at its own cost:

      (a) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or (y) a replacement third party agreed by Moody's; or

      (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moody's; or

      (c)    take such other action as Party A may agree with Moody's; or

      (d) at its own cost, within thirty (30) days of the occurrence of such downgrade, lodge collateral in an amount determined in accordance with the Moody's Criteria in support of its obligations under this Agreement (or other lesser amount which might be agreed with Moody's).

       If any of (i)(x)(a), (i)(x)(b) or (i)(x)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(x)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

       (i) (y)If, at any time, (i) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A3 (or its equivalent) by Moody's or (ii) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as Prime-2 (or its equivalent) by Moody's (such ratings together the "MOODY'S REQUIRED RATINGS II") (and, at such time, the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as the Moody's Required Ratings I, then Party A will, on a best efforts basis and at its own cost attempt to:

             (a) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or (y) a replacement third party agreed by Moody's; or

             (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moody's; or

             (c)   take such other action as Party A may agree with Moody's.

             Pending compliance with (i)(y)(a), (i)(y)(b) or (i)(y)(c) above, Party A will, at its own cost:

             (d) lodge collateral in an amount determined in accordance with the Moody's Criteria in support of its obligations under this Agreement (or other lesser amount which might be agreed with Moody's).

             If any of (i)(y)(a), (i)(y)(b) or (i)(y)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(y)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

       (ii) If, at any time, (i) the short-term unsecured, unsubordinated and unguaranteed debt obligations of Party A are assigned a rating of less than A-1+ by S&P (the " S&P REQUIRED RATING") or (ii) any such rating is withdrawn by S&P, then the Party A will, at its own cost, within thirty (30) days of such reduction or withdrawal of any such rating, use its best endeavours (at the option of Party
             A) to:

             (a) transfer and assign its rights and obligations under this Agreement and the Transaction dated the same date hereof between Party A and Party B to either (x) a third party having the S&P Required Rating or (y) a replacement third party agreed by S&P; or

             (b)   enter  into an agreement with a third party,  having  either
                   (x) the S&P Required Rating or (y) a party agreed with S&P, which party will guarantee the obligations of Party A under this Agreement; or

              (c) at its own cost, within thirty (30) days of the occurrence of such downgrade, lodge collateral in an amount determined in accordance with the S&P Criteria in support of its obligations under this Agreement (or other lesser amount which might be agreed with S&P); or

             (d) find any other solution acceptable to S&P to maintain the then current rating of the Notes.


      (iii) If Party A does not take the  measures  described  in either  (i) or
      (ii) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event (a "RATING EVENT") with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions, provided that the foregoing shall not apply in respect of any failure by Party A to comply with its obligations under the Credit Support Annex. Further, it shall constitute an Additional

      Termination Event with respect to Party A if Party A fails to satisfy one of (a), (b) or (c) under paragraph 5.2(i)(y) above, (assuming for this purpose only that the words, "on a best efforts basis and", and, "attempt to", are deleted from that paragraph), and such Additional Termination Event shall be deemed to have occurred on the thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.


5.3 DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT AND TERMINATION EVENTS. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply with respect to Party B.

5.4   AMENDMENT  TO  EVENTS  OF  DEFAULT AND TERMINATION EVENTS. At the end  of
      Section 5(a)(i) the addition of the following:

      "(for the purposes of this Section failure to pay shall be deemed to include circumstances where payment is made by a party but is subsequently required to be repaid pursuant to any applicable laws or regulations)".

5.5 INDEMNIFIABLE TAX. For the purposes of Section 2(d)(i)(4) no tax shall be an Indemnifiable Tax.

5.6   GROSS-UP PROVISION

      5.6.1 Notwithstanding Section 2(d)(i)(4) of the Agreement, in the event that either Party is required to deduct or withhold for or on account of any Tax, such Party will not in any circumstances be required to pay any additional amounts to the other Party in respect of such deduction or witholding, and accordingly Section 2(d)(i)(4) and Section 2(d)(ii) shall not apply to either Party.

      5.6.2 If Party A or Party B is required to deduct or withhold for or on account of any Tax, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the other, within 30 days after it has made such payment an original receipt (or certified copy) issued by such authority or if such receipt or copy is not available, other appropriate documents reasonably acceptable to the recipient evidencing payment of such authority of all amounts so required to be deducted or withheld in respect of such payment.

5.7 TRANSFERS. Section 7 of this Agreement is replaced in its entirety with the following:

      "(a)   GENERAL

            Save as provided in Part (1)(i)(i) of the Schedule to this Agreement and this paragraph, neither party may transfer its interest hereunder or under any Transaction to another party.

      (b)   TRANSFERS BY PARTY A

            (i) Transfers by Party A if a Tax Event occurs and Party A is the Affected Party.

                  (a) Section 6(b)(ii) shall not apply and Party A and Party B will seek to find an alternative counterparty to replace Party A so that such Tax Event ceases; or

                  (b) Party A may, with the prior consent of Party B, S&P, Moody's and the Trustee, within 20 days after it gives notice under Section 6(b)(i) (or, if earlier, on the relevant Scheduled Payment Date next following the date upon which the Tax Event occurs) transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to any of its offices or branches or any other person so that such Tax Event ceases to exist;

                  (c) In the event that Party A is unable to Transfer the Affected Transactions in accordance with Section 7(b)(i), a Termination Event will occur with both parties being Affected Parties.

            (ii)  Transfers by Party A for any other reason

                  Party A may with the prior written consent of Party B, S&P, Moody's and the Trustee, make a transfer of this Agreement to any Affiliate of Party A (but without prejudice to any other right or remedy under this Agreement);

            With respect to this Section 7(b), Party B, S&P, Moody's and the Trustee shall not be entitled to withhold their consent to a proposed transfer if:

            (1) any transferee of Party A enters into documentation identical or, subject to the Trustee's consent, substantially identical to this Agreement and the documents executed in connection with this Agreement; and

            (2) either (a) the short-term unsecured debt obligation of the transferee of Party A , as rated by S&P and Moody's is, at least "A-1", "P-1" or "F-1" respectively or (b) if the transfer is due to a Tax Event and if such long term unguaranteed unsecured and unsubordinated debt obligation of the transferee of Party A is below that referred to in (a) above, concurrently with the transfer, one of the options set out in Part 1(i)(i)(a), (b) or (d) of this Schedule will be fulfilled.

      (a)   TRANSFERS BY PARTY B

            Neither this Agreement nor any interest in or under this Agreement or any Transaction may be transferred by Party B to any other entity save with Party A's prior written consent EXCEPT THAT such consent is not required in the case of a transfer, charge or assignment to the Trustee as contemplated in the [Deed of Charge]. For the avoidance of doubt, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement to the Trustee (or any successor thereto) pursuant to and in accordance with the [Deed of Charge] and acknowledges notice of such assignment. Party A and Party B acknowledge that the provisions of this Agreement and any Transaction hereunder will be subject to
            (a) the priority of payments set out in  [Condition  2] of the Notes
            as set out in the [Offering Circular] dated on or about [          ]
            2003 and the [Deed of Charge] dated of even date of this Agreement without regard to any subsequent amendments thereto.

            Any transfer by Party B shall be subject to the consent of the Trustee, S&P and Moody's."

5.8 REDUCTION OF PAYMENT OBLIGATIONS. In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B would be required to pay Party A but for Part 5.9.2 below the payment obligation of Party A to Party B shall be rateably reduced to the extent of the reduction in the amount paid by Party B to Party A. For the avoidance of doubt the payment of a reduced amount by Party A under this Agreement shall not constitute a breach of the payment obligations specified in Section 2(a)(i).

5.9 NO LIABILITY AND NO PETITION. Party A shall not be entitled to have recourse for the payment or recovery of any monies owing to it by Party B under this Agreement to any asset of Party B except to the extent provided in the [Deed of Charge]. Accordingly:

      5.9.1 Party A agrees that it shall not:

            (i) take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all Party B's revenues and assets; or

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



            (ii) have any right to take any steps for the purpose of obtaining payment of any amounts payable to it under this Agreement by Party B and shall not take any steps to recover any debts whatsoever owing to it by Party B, except as permitted by the [Deed of Charge]; and

      5.9.2 Party B's obligation to make payment hereunder shall be limited to the extent it has funds available to make such payment as determined in accordance with the provisions of the [Deed of Charge]. To the extent that, as a result of having insufficient funds available, Party B makes only a partial payment of any amount due to Party A, then the related shortfall shall reduce Party A's payment obligations but otherwise shall not discharge Party A from its obligation hereunder. Provided that, for the avoidance of doubt, if Party B fails to pay any amount which would, but for the provisions of this Part 5.9.2, have been due, such an event will constitute an Event of Default pursuant to Section 5(a)(i) (Failure to Pay or Deliver).

5.10  SUCCESSORS.  References in this Agreement to the parties hereto, Party  A
      and  Party  B  shall   (for   the  avoidance  of  doubt)  include,  where
      appropriate, any permitted successor or assign thereof.

5.11 DEFINITIONS. This Agreement, the Confirmations and each Transaction hereunder are subject to the 2000 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) (the "DEFINITIONS") and will be governed in all respects by the provisions set forth in the Definitions, without regard to any amendments subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed to be part of this Agreement and each Confirmation as if set forth in full in this Agreement and in each such Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. Words and expressions used in this Schedule which are not defined herein or in the Definitions shall have the same meanings as are given to them in the Confirmation. Terms defined or referred to in the [Master Definitions
      Schedule] dated on or about [         ] 2003 and executed by, inter alia,
      Party A and Party B shall, where the context permits, bear the same respective meanings herein.

5.12 BENEFIT OF AGREEMENT. Any legal entity into which Party A is merged or converted or any legal entity resulting from any merger or conversion to which Party A is a party shall, to the extent permitted by applicable law, be a party to this Agreement in place of Party A without any further act or formality.

5.13 RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      5.13.1 NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      5.13.2 ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      5.13.3 STATUS OF PARTIES. The other party is not acting as fiduciary for or an adviser to it in respect of that Transaction.

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



IN WITNESS whereof, the parties have executed this Schedule by their duly authorised officers as of the date hereof.



   BARCLAYS BANK PLC                                           GRACECHURCH CARD FUNDING (NO. 4) PLC
By:............................................................By:.................................................................
   Name:                                                           Name:
   Title:                                                          Title:
   Date:                                                           Date:


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